Income Taxes (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Income Taxes (Textual)
Israeli corporate income tax rate		23.00%	24.00%
Deferred tax asset	$ 6,618	$ 4,961
Net operating losses carryforwards, description	ACSI has incurred operating and capital accumulated losses for tax purposes in the amount of NIS 141.4 million (approximately $40.9 million based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019) and NIS 478 thousand (approximately $138 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019), respectively and ASM has incurred operating accumulated losses for tax purposes in the amount NIS 306 thousand (approximately $96 thousand based on the exchange rate of $1.00 / NIS 3.456 in effect as of December 31, 2019).